                                                                   EXHIBIT 10.12

                              SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, made as of the 1st day of December, 1997 (this "Amendment") by and between S2 GOLF INC., a New Jersey corporation having its principal place of business at 18 Gloria Lane, Fairfield, New Jersey 07004 ("Borrower"), and PNC BANK, NATIONAL ASSOCIATION (successor in interest to Midlantic Bank, National Association), a national banking association, having offices at Two Tower Center Boulevard, 8th Floor, East Brunswick, New Jersey 08816 ("Lender").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Borrower and Lender are parties to a certain Loan and Security Agreement dated as of December 29, 1994, as amended by the First Amendment to Loan and Security Agreement dated April 9, 1996 (referred to herein as the "Loan Agreement"); and

     WHEREAS, Borrower has requested that Lender make certain changes to the Loan Agreement; and

     WHEREAS, Lender, subject to the terms and conditions set forth in this Amendment, is willing to make certain changes in the terms and conditions of the Loan Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual promises and covenants contained herein, the parties, each intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.01  Previously Defined Terms.  All of the capitalized terms not expressly
           ------------------------
defined in this Amendment shall have the meanings ascribed to such terms in the Loan Agreement, as such terms may be amended in Section 1.02 of this Amendment.

     1.02  Amendments to Previously Defined Terms.  The definitions of the
           --------------------------------------
following terms are amended as follows:

     (a) All references to "this Agreement" in the Loan Agreement shall be deemed to mean the Loan Agreement as supplemented and amended by this Amendment.

     (b) All references to the Revolving Note in the Loan Agreement shall be deemed to mean the Restated Note (as defined in Section 2.02 hereof).

     (c) All references to "Relevant Documents" in the Loan Agreement and this Amendment shall be deemed to include this Amendment and all documents and instruments delivered to the Lender pursuant or incident to this Amendment or the Loan Agreement (i) by Borrower or any Related Entity, (ii) by any pledgor or grantor of a lien, security interest or other right, or (iii) by any other creditor of Borrower respecting the subordination of such creditor's liens, security interests, and rights to payment to Lender's liens, security interests and rights to payment.

          1.03  New Terms.  As used in this Amendment, the following terms shall
                ---------
have the following meanings (references in this Section 1.03 to "Section" shall be references to Sections of this Amendment):

          "Restated Note" - as defined in Section 2.02.

          "Termination Date" - December 1, 2000.


                                   ARTICLE II

                        AMENDMENTS TO THE LOAN AGREEMENT
                   RELATING TO AMOUNTS AND TERMS OF THE LOANS
                   ------------------------------------------

     2.01  Revolving Loans.  Sections 2A.1(a) and 2A.1(b) of the Loan Agreement
           ---------------
are hereby deleted in their entirety and replaced with the following:

               (a) Lender may at its discretion, upon the request of Borrower, make loans hereunder to Borrower (a "Revolving Loan" or the "Revolving Loans") from time to time on a revolving loan basis in an aggregate principal amount not in excess at any time outstanding of the Borrower's Revolving Loan Limit; provided that, if the outstanding amount of the Revolving Loans should exceed the Revolving Loan Limit at any time, such excess (i) shall nevertheless be secured by the Collateral and be subject to the terms of this Agreement, and (ii) shall be payable immediately upon demand by Lender. The Revolving Loan shall be payable (x) on the Termination Date, or (y) at such other time as is provided in Section 9, Section 11 or elsewhere in this Agreement, whichever of (x) or (y) shall first occur (the first to occur being referred to as the "Maturity Date"). The Revolving Loans may, but need not, be evidenced by one or more promissory notes (referred to collectively as the "Revolving Note" in the form of

          Exhibit A annexed to this Agreement); except as may be otherwise
          ---------
          provided in a Revolving Note, the Revolving Loans shall be payable in accordance with the terms of this Agreement.

               (b) Definition of Revolving Loan Limit.  Borrower's Revolving
                   ----------------------------------
          Loan Limit shall be the lesser of (i) $5,000,000.00 less 50% of the aggregate face amount of all outstanding but undrawn Letters of Credit, or (ii) the amount determined by the following formula:

                    (A) 80% of the face amount of Qualified Accounts (less
               reserves determined by Lender for advertising allowances, warranty claims and other contingencies), which percentage Lender may increase or decrease from time to time as Lender in its sole and absolute discretion may determine; plus
                                                      ----

                    (B) the lesser of (i) 50% of the Net Value of Qualified
               Inventory or (ii) Two Million Dollars ($2,000,000.00) which percentage or amount Lender may increase or decrease from time to time as Lender in its sole and absolute discretion may determine;

               minus
               -----

                    (C) 50% of the aggregate face amount of all outstanding but undrawn Letters of Credit; minus
                                          -----

                    (D) An amount, as may be determined by Lender, up to the
               aggregate amount of all taxes, assessments, charges, indebtedness and liabilities, if any, the validity of which Borrower is contesting as permitted under Section 5.2 of this Agreement.

                    Lender shall have the right to increase or decrease the
               Revolving Loan Limit from time to time. The Revolving Loan Limit shall be subject to the limitation stated in Section 11.3 in the event of notice of termination of this Agreement. If Lender, without prior notice to Borrower, decreases the Revolving Loan Limit to an amount below the then outstanding balance of the Revolving Loans, Borrower will have until the earlier of (A) 15 days after such reduction or (B) the Maturity Date, to repay the amount outstanding in excess of the new Revolving Loan Limit and, until repaid, Lender will have no obligation to accept checks or otherwise advance any additional Revolving Loans.

                    It is further agreed that during the period from January
               through April in any calendar year while this Agreement is in effect, the maximum amount available to be borrowed with respect to the formulas set forth above shall be increased by up to $250,000.00 in excess of the funds that would normally be available to be borrowed ("Seasonal Advance"). The Seasonal Advance relates only to the formulas set forth above regarding availability. All Seasonal Advances shall be secured by the Collateral and as of May 1 of each calendar year, any outstanding Seasonal Advance shall be immediately due and payable at such time.

     2.02  Restated Note.  Simultaneously with the execution and delivery of
           -------------
this Amendment, the Secured Revolving Loan Note dated December 29, 1994, shall be restated in the form attached hereto as Exhibit A (the "Restated Note"),
                                           ------- -
providing for, among other things, the amendments provided for by this Amendment, and upon the execution and delivery of the

Restated Note, the Secured Revolving Loan Note shall be marked "cancelled because restated" and returned to Borrower.

     2.03  Revolving Loans, Sections 2A.1(c)(ii)(D) and 2A.1(c)(ii)(E) of the
           ---------------
Loan Agreement are hereby deleted in their entirety and replaced with the following:

               (D) The Account is invoiced, for payment, on the date Inventory or other goods represented thereby are shipped to the Account Debtor, and the invoice is not more than thirty (30) days past due based on the terms of the invoice, nor in any event has the invoice been outstanding for more than 150 days;

               (E) The Account is not due from an Account Debtor which has more than sixty-five (65%) percent, in dollar value, of its Accounts due to Borrower which do not qualify under Subsection (D);

     2.04  Interest Rate.  Section 2A.2 of the Loan Agreement is deleted in its
           -------------
entirety and replaced with the following:

          2A.2 Interest Rate.  Effective as of June 30, 1997, the Revolving
               -------------
          Loans shall bear interest at a fluctuating interest rate per annum equal at all times to one-quarter percent (1/4%) above Lender's Prime Rate in effect from time to time, each change in such fluctuating rate to take effect simultaneously with the corresponding change in the Prime Rate, without notice to Borrower.

     2.05  Unused Line Fee.  Section 2A.8 of the Loan Agreement is deleted in
           ---------------
its entirety.

     2.06 Life Insurance. Section 5.7(b) of the Loan Agreement is deleted and replaced with the following:

          (b)  [Intentionally Left Blank].

     2.07  Affirmative Covenants.  Section 5.14 of the Loan Agreement is amended
           ---------------------
to read in its entirety as follows:

          5.14. Operating Accounts.  Borrower shall maintain with Lender
                ------------------
          continuously until the Obligations are finally and fully paid and performed: (i) its operating accounts, (ii) a lockbox account into which all payments on Accounts and other receipts shall be directed, and (iii) its disbursement account.

     2.08  Negative Covenants.  Section 6.19 of the Loan Agreement is deleted in
           ------------------
its entirety and replaced with the following:

          6.19  Tangible Net Worth.  Cause or permit Tangible Net Worth to be
                ------------------
          less than $2,200,000.00 at any time from and after the date hereof; the term Tangible Net Worth meaning, as of the time of any determination thereof, the difference between (a) the sum of (i) the par value (or value stated on the books of Borrower) of the capital stock of all classes of Borrower, plus (or minus in the case of a deficit) (ii) the amount of Borrower's surplus, whether capital or earned, less (b) the sum of treasury stock, unamortized debt discount and expense, good will, trademarks, trade names, patents, deferred charges (exclusive of deferred taxes), leasehold improvements and other intangible assets, and any write-up of the value of any assets, all determined in accordance with generally accepted accounting principles, applied on a consistent basis.

     2.09  Termination.  Section 11.1 of the Loan Agreement is deleted in its
           -----------
entirety and Section 11.2 of the Loan Agreement is deleted in its entirety and replaced with the following:

          11.2  Termination by Borrower.
                -----------------------

                (a) Borrower may terminate this Agreement only upon:

                    (i) giving ninety (90) days' prior written notice to Lender of the intended termination day;

                    (ii) paying to Lender in full the principal and interest of the Loans, and all other Obligations under this Agreement and the Relevant Documents; and

                    (iii) paying to Lender, as liquidated damages, the
                applicable amount stated below:

                          (A) If the termination date is on or prior to December
                    31, 1997, a sum equal to 3% of the Revolving Loan Limit; or

                          (B) If the termination date is after December 31,
                    1997, a sum equal to 1% of the Revolving Loan Limit.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Borrower represents and warrants to Lender, knowing and intending that Lender will rely thereon in entering into this Amendment, that the following statements are true and accurate:

     3.01 Affirmation of Representations.  All of the representations and
          ------------------------------
warranties contained in Section 4 of the Loan Agreement, as such Section may be amended by this Amendment, are, immediately after the execution and delivery of this Amendment, true and accurate as of the date hereof with the same force and effect as though such representations and warranties had been more fully set forth herein and made on the date hereof.

     3.02 Due Authorization: No Default.
          -----------------------------

          (a) The execution, delivery and performance by Borrower of this Amendment and the Relevant Documents are within Borrower's powers, have been duly authorized by all necessary action on the part of Borrower and (i) do not and will not (A) require any consent or approval of the stockholders of Borrower, or (B) constitute or result in a breach of, or default under (with due notice or passage of time or both) any agreement, undertaking, or instrument to which Borrower is a party or by which it may be affected, or (C) result in the creation or imposition of any lien or restriction on any assets of the Borrower, other than liens in favor of Lender, and (ii) are not and will not be prevented or limited by, or violate, conflict with or breach Borrower's Certificate of Incorporation or By-laws, or any applicable law or regulations, or any judgment, order, award or decree of any judicial body or other governmental authority or arbitrator applicable to Borrower or any of Borrower's assets.

          (b) This Amendment and the Relevant Documents upon their execution and delivery will have been duly executed and delivered by the Borrower and each such document and the Loan Agreement, as amended by this Amendment, will be legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms and provisions.

     3.03 No Governmental Consent Necessary.  No authorization, approval or
          ---------------------------------
other action by, and no notice to or filing with, any Person or governmental authority or regulatory body is required for the due execution, delivery and performance by Borrower of this Amendment or any of the Relevant Documents.

     3.04 List of Proceedings.  Except as described on Schedule 1 to this
          -------------------                          ----------
Amendment, there is no claim, action, suit, proceeding, inquiry, hearing or investigation pending or (to the knowledge of Borrower) threatened against Borrower or any of its assets, in any court of law or equity, or before or by any federal, state or local governmental authority or before any arbitrator. Except as described on Schedule 1 to this Amendment, there are no unsatisfied
                       ----------
judgments or awards against Borrower or any of its assets.

     3.05 Brokerage Commissions.  No Person is entitled to receive from Borrower
          ---------------------
any brokerage commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Amendment. No brokerage or other fee, commission or compensation is to be paid by Lender by reason of any act, alleged act or omission of Borrower with respect to the transactions contemplated hereby.

     3.06 No Defenses to Payment.  Borrower has no defenses to the repayment of
          ----------------------
the Obligations and has no claims or rights of set-off against Lender in connection with the Obligations.

                                   ARTICLE IV

                                 MISCELLANEOUS
                                 -------------

     4.01 Entire Agreement; Amendments; Lender's Consent.  This Amendment
          ----------------------------------------------
(including the Schedules hereto) and the Relevant Documents amend and supplement the Loan Agreement and the Relevant Documents delivered prior to the date hereof, and otherwise supersede, with respect to their subject matter, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. No amendment or waiver of any provision of this Amendment or any of the Relevant Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     4.02 Gender.  Throughout this Amendment, the masculine shall include the
          ------
feminine and vice versa and the singular shall include the plural and vice versa, unless the context of this Amendment indicates otherwise.

     4.03 Binding Effect; Governing Law.  This Amendment shall be binding upon
          -----------------------------
and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender. This Amendment, the Relevant Documents and the other documents delivered in connection with this Amendment shall be governed by, and construed in accordance with, the substantive laws (without reference to conflicts of laws) of the State of New Jersey.

     4.04 Severability of Provisions.  Any provision of this Amendment or any of
          --------------------------
the Relevant Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment, or such Relevant Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.05 Headings.  The headings preceding the text of this Amendment are
          --------
inserted solely for convenience of reference and shall not constitute a part of this Amendment nor affect its meaning, construction or effect.

     4.06 Exhibits and Schedules.  All of the Exhibits and Schedules to this
          ----------------------
Amendment are hereby incorporated by reference herein and made a part hereof.

     4.07 Loan Agreement; Full Force and Effect.  Except, and solely to the
          -------------------------------------
extent, that the same has been specifically modified, amended or supplemented herein, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

     4.08 No Waiver of Default.  Borrower hereby acknowledges and agrees that
          --------------------
the execution, delivery and performance of this Amendment and the Relevant Documents by Lender is not intended, and shall not be deemed, to be a waiver or release of any Event of Default as defined under the Loan Agreement, and that Lender reserves all of its rights and remedies to which it may be entitled, whether an Event of Default occurred at, before or after the date of this Amendment.

     4.09 Waiver of Trial By Jury.  TO THE FULL EXTENT PERMITTED BY LAW,
          -----------------------
BORROWER AND LENDER HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO THE LOAN AGREEMENT OR THE RELEVANT DOCUMENTS.


     4.10 Conflicts with Loan Agreement.  If any term, condition or provision of
          -----------------------------
this Amendment is inconsistent or conflicts with any term, condition or provision of the Loan Agreement, the term, condition or provision of this Amendment shall govern to the extent of such inconsistency or conflict.


     IN WITNESS WHEREOF, the undersigned have set their hands and seals or caused these presents to be executed by duly authorized corporate officers and sealed with their seal the day and year first above written.


S2 GOLF INC.


By:  /s/ Douglas Bufffington
   --------------------------------
Name:  DOUGLAS BUFFINGTON
Title:    President


PNC BANK, NATIONAL ASSOCIATION


By:  /s/ Robert Anchundia
   -------------------------------
Name:   ROBERT ANCHUNDIA
Title:  Assistant Vice President

                                   SCHEDULE I
                                   ----------

                                  Proceedings
                                  -----------


                                      NONE

                                  EXHIBIT "A"
                                  -----------

                                   RESTATED
                          SECURED REVOLVING LOAN NOTE
                          ---------------------------

$5,000,000.00                                            As of December 1, 1997


  FOR VALUE RECEIVED, the undersigned, S2 GOLF INC., a corporation organized under the laws of New Jersey, ("Borrower"), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION, its successors or assigns ("Lender") upon the Maturity Date, as defined in the Agreement (as hereinafter defined), the principal sum of FIVE MILLION DOLLARS ($5,000,000.00) or, if different, the aggregate unpaid principal amount of all Revolving Loans made by Lender to Borrower pursuant to the Loan and Security Agreement, dated December 29, 1994, as amended by the First Amendment to Loan and Security Agreement dated April 9, 1996 and as amended by the Second Amendment to Loan and Security Agreement, dated the date hereof, and any amendments, extensions or renewals thereof (the "Agreement"), and to pay interest as hereinafter provided on all principal of Revolving Loans remaining unpaid from time to time, from the date of each such Loan until its payment in full. Both principal and interest hereunder shall be payable in lawful money of the United States of America, and in immediately available funds, at the office of Lender located at Two Tower Center Boulevard, East Brunswick, New Jersey 08816, or at such other place as the holder hereof may from time to time designate in writing.

  All of the provisions of the Agreement are incorporated herein by reference and, in the event of ambiguity or inconsistency between any provisions of the Agreement and this Note, the provisions of the Agreement shall prevail. Any term in initial capitals in this Note and not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

  Interest on principal amounts hereunder shall be payable monthly on the first Banking Day in each calendar month, commencing the date hereof, and on the final day when said principal amounts become due, at a fluctuating interest rate per annum equal at all times to one-quarter percent ( 1/4%) per annum above the prime rate of Lender in effect from time to time; provided that any amount of principal (or, to the extent permitted by law, of interest) payable hereunder which is not paid when due (whether after demand, by acceleration or otherwise) and whether before or after judgment shall bear interest payable on demand, from the day when said amount becomes due as aforesaid until it is paid in full, at a fluctuating interest rate per annum equal at all times to the Default Rate (as defined in the Agreement). Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the prime rate. The prime rate applicable to this Note shall be the rate of interest announced from time to time by Lender as its "prime rate" or "prime lending rate". This rate of interest is determined from time to time by Lender as a means of pricing some loans to its customers and it is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by Lender to any particular class or category of customers. Lender shall present a monthly invoice to Borrower reflecting the interest payment due, but any failure or delay by Lender in submitting invoices for interest payments shall not discharge or relieve Borrower of the obligation to make such interest payments.

  The Borrower authorizes the Lender to debit any loan or deposit account maintained by it with the Lender for accrued interest, as and when due. Such authorization shall not affect the Borrower's obligation to pay when due all amounts payable hereunder whether or not there are sufficient funds in any such accounts. The foregoing shall be in addition to and not in limitation of any rights of set-off which Lender may have.

  This Note has been issued under the Agreement and is secured thereby and entitled to the benefits thereof. Reference is made to the Agreement for a description of the property to be subject thereto from time to time. The Agreement contains, among other terms, provisions for acceleration of the indebtedness hereunder upon the happening of certain stated events.

  Notwithstanding any other provision of this Note or the Agreement, the maturity hereof shall be accelerated as provided in the Agreement upon termination of the Agreement by Borrower.

  If this Note is mutilated, lost, stolen or destroyed, then upon surrender thereof (if mutilated) or receipt of evidence and indemnity (if lost, stolen or destroyed) Borrower shall execute and deliver a new promissory note of like tenor.

  This Note shall be subject to prepayment on such terms and conditions and upon payment of such prepayment penalty, if any, as is provided in the Agreement.

  Borrower and any endorser, surety or guarantor of this Note hereby each (a) waive presentment for payment, demand notice of dishonor, protest, notice or protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note, except as may be specifically otherwise provided in the Agreement, (b) consent that, without notice to or release of the liability of any such party, the obligations of any party may from time to time, in whole or part, be renewed, extended, modified, accelerated, compromised, settled or released by Lender, and (c) waive all defenses based on suretyship or impairment of collateral.

  TO THE FULL EXTENT PERMITTED BY LAW BORROWER AND LENDER HEREBY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS OBLIGATION AND AS PROVIDED IN THE AGREEMENT.

  This Restated Secured Revolving Loan Note evidences indebtedness created under the Agreement which indebtedness is continued in full force and effect on a continuous basis, unimpaired and undischarged, under this Restated Secured Revolving Loan Note. This Restated Secured Revolving Loan Note is issued in substitution for, but not as payment or satisfaction of, the Secured Revolving Loan Note issued under the Agreement.

  IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed this Note as of the date first above written.

                                        S2 GOLF INC.



                                        By:  /s/ Douglas A. Buffington
                                           --------------------------------
                                        Name:  DOUGLAS A. BUFFINGTON
                                        Title:  President


[CORPORATE SEAL]

Attest:


By:  /s/ Randy A. Hamill
    -------------------------------------
      Assistant Secretary


                                       2